UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 3, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 5, 2021, BeiGene, Ltd. (the “Company”) announced its financial results for the three and six months ended June 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
In its press release dated August 5, 2021, the Company also provided an update on the second quarter of 2021 and recent business highlights and expected milestones for the remainder of 2021 and 2022. The information in the press release set forth under the headings “Recent Business Highlights and Upcoming Milestones” and “Forward-Looking Statements” is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.
On August 3, 2021, the Company announced its plans to build a new campus for R&D and manufacturing at the Princeton West Innovation Campus in Hopewell, NJ. BeiGene has entered into a purchase agreement to acquire an approximately 42-acre site with over one million square feet of developable real estate, to build a state-of-the-art facility that is expected to include commercial-stage biologic pharmaceutical manufacturing, clinical R&D, and the BeiGene Center for Pharmacovigilance Innovation. BeiGene intends to recruit hundreds of new hires from the area's deep talent pool to support its continued growth and its commitment to producing life-saving oncology medicines. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release titled "BeiGene Reports Second Quarter 2021 Financial Results", issued by BeiGene, Ltd. on August 5, 2021.

99.2	Press release titled "BeiGene Announces Plans to Build New Manufacturing and Clinical R&D Center at Princeton West Innovation Park in Hopewell, New Jersey", issued by BeiGene, Ltd. on August 3, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description
99.1	Press release titled "BeiGene Reports Second Quarter 2021 Financial Results", issued by BeiGene, Ltd. on August 5, 2021.

99.2	Press release titled "BeiGene Announces Plans to Build New Manufacturing and Clinical R&D Center at Princeton West Innovation Park in Hopewell, New Jersey", issued by BeiGene, Ltd. on August 3, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: August 5, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel